Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

The Compensation Committee does not grant equity awards in anticipation of the release of material nonpublic information and does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Award Timing, How MNPI Considered	not time